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                                                                   Exhibit 10.25

                       UNISYS DIRECTORS STOCK OPTION PLAN


                                   ARTICLE I
                       Purpose and Adoption of the Plan
                       --------------------------------


     1.1  Purpose.  The Unisys Directors Stock Option Plan (the "Plan") is
          -------
established as a sub-plan to the 1990 Unisys Long-Term Incentive Plan. The purpose of the Plan is to assist in attracting and retaining highly qualified individuals to serve as outside directors of Unisys, to reward outside directors for their service to Unisys and to act as an incentive in motivating the outside directors to achieve long-term objectives of Unisys and its shareholders.

     1.2  Adoption and Term.  The Plan has been approved by the Board and is
          -----------------
effective as of January 1, 2000, and will remain in effect until terminated or abandoned by action of the Board.

                                  ARTICLE II
                                  Definitions
                                  -----------

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest Fair Market Value of a share of Company Common Stock during the sixty day period ending on the date of such Change in Control or (ii) in the case of a Change in Control described in Section 2.7(a) or 2.7(c), the highest price per share of Company Common Stock paid to holders of Company Common Stock in any transaction (or series of transactions) constituting or resulting from such Change in Control.

     2.2 "Award" shall mean the grant of an Option made under the terms of the Plan.

     2.3 "Award Agreement" means a written agreement between the Company and a Participant or a written acknowledgement from the Company specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.4 "Beneficiary" means an individual, trust or estate who or which by designation of the Participant or operation or law succeeds to the rights and obligations of the Participant under the Plan and Award Agreement upon the Participant's death.

     2.5  "Board" means the Board of Directors of Unisys.

     2.6  "Change in Control" means any of the following events:

               (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company
          Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or
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          maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.07; or

               (b) Individuals who, as of May 25, 1995, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
          (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     2.7 "Code" means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends,

                                       2
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supplement or supersedes said section.

     2.8 "Committee" means the Corporate Governance and Compensation Committee of the Board.

     2.9 "Company Common Stock" means the common stock of Unisys, par value $.01 per share.

     2.10 "Company Voting Securities" means the combined voting power of all outstanding voting securities of Unisys entitled to vote generally in the election of directors for the Board.

     2.11 "Date of Grant" means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.13 "Fair Market Value" means, on any date, the average of the high and low quoted sales prices of a share of Company Common Stock, sold regular way, as reported on the Composite Tape for New York Stock Exchange Listed Companies, on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

     2.14 "Incumbent Board" means the Board as of May 25, 1995.

     2.15 "Non-Qualified Stock Option" means a stock option that is not an incentive stock option within the meaning of Section 422A of the Code.

     2.16 "Option" means a Non-Qualified Stock Option granted under the Plan.

     2.17 "Outstanding Company Common Stock" means, at any time, the issued and outstanding shares of Company Common Stock.

     2.18 "Participant" shall have the meaning set forth in Section 5.1.

     2.19 "Plan" shall mean the Unisys Directors Stock Option Plan as described herein and as may be amended from time to time.

     2.20 "Purchase Price", with respect to Options, shall have the meaning set forth in Section 6.1(b).

     2.21 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as it may be amended from time to time, and any successor rule.

     2.22 "Subsidiary" shall have the meaning set forth in Section 425(f) of the Code.

     2.23 "Termination of Service" means the voluntary or involuntary termination of a Participant's service as a director of Unisys for any reason, including death, disability or retirement. Whether a Termination of Service is a result of disability shall be determined in each case by the Committee in its sole discretion.

     2.24 "Unisys" means Unisys Corporation, a Delaware corporation.

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                                  ARTICLE III
                                Administration
                                --------------

     3.1  Committee.  The Plan shall be administered by the Committee.  The
          ---------
Committee shall be selected from time to time by the Board, and shall be comprised of not less than three members of the Board or such other persons who would constitute "Non-Employee Directors" under the requirements of Rule 16b-3. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, and to take such steps in connection with the Plan and Awards granted as it may deem necessary or advisable. With Board ratification, the Committee may cancel Awards and substitute new Options for underwater Options with the consent of the recipient and under such terms as it deems appropriate.

                                  ARTICLE IV
                          Shares Issued Under Awards
                          --------------------------

     4.1  Shares Available for Issuance.  The shares issued as a result of the
          -----------------------------
grant of Awards under this Plan shall be issued from the shares available for awards made under the terms of the 1990 Unisys Long-Term Incentive Plan.

     4.2  Shares Subject to Terminated Awards.  The shares of Company Common
          -----------------------------------
Stock involved in any unexercised portions of terminated Options (including cancelled Options) granted under the Plan may again be subject to Awards under the Plan or the 1990 Unisys Long-Term Incentive Plan.

                                   ARTICLE V
                                 Participants
                                 ------------

     5.1  Eligible Participants.  Participants in the Plan eligible to receive
          ---------------------
Awards shall be those members of the Board who are not employees of Unisys.

                                  ARTICLE VI
                                 Stock Options
                                 -------------

     6.1  Option Awards.
          -------------

               (a) The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase Company Common Stock from Unisys in such quantity, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Stock Option granted under this Plan shall be set forth in an Award Agreement. All Awards made by the Committee under the Plan will be subject to ratification by the Board.

               (b)  Purchase Price of Options.  The Purchase Price of each share
                    -------------------------
          of Company Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee, provided that such Purchase Price shall be not less than 50% of the Fair Market Value on the Date of Grant

               (c)  Rights as a Stockholder.  A Participant or a transferee of
                    -----------------------
          an Option pursuant to Section 7.4 shall have no rights as a stockholder with respect to any shares of Company Common Stock covered by an Option until the Participant or transferee shall have become the holder of record or beneficial owner of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such shares of Company

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          Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record or beneficial owner of any such shares covered by the Option.

     6.2  Terms of Stock Options.
          ----------------------

               (a)  Conditions on Exercise.  An Award Agreement with respect to
                    ----------------------
          Options may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments which may be cumulative) as may be determined by the Committee at the time of grant. Unless otherwise authorized by the Board, no Stock Option may be exercised in whole or in part prior to one year from the Date of Grant, except as set forth in Section 6.4.

               (b)  Duration of Options.  Options shall terminate after the
                    -------------------
          first to occur of the following events:

               (1)  Expiration of the Option as provided in the Award Agreement;
          or

               (2) Termination of the Award as provided in Section 6.2(e), following the Participant's Termination of Service.

               (c)  Acceleration of Exercise Time.  The Committee, in its sole
                    -----------------------------
          discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Option prior to the time such Option would otherwise become exercisable under the terms of the Award Agreement, except that the acceleration of exercise prior to one year from the Date of Grant must be approved by the Board.

               (d)  Extension of Exercise Time.  In addition to the extensions
                    --------------------------
          permitted under Section 6.2(e) in the event of Termination of Service, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted under this Plan to be exercised after its expiration date described in Section 6.2(e), subject, however to the limitations described in Section 6.2(b)(1).

               (e)  Exercise of Options upon Termination of Service.
                    -----------------------------------------------

               (1)  Termination with Less than Five Years of Service.  In the
                    ------------------------------------------------
          event of Termination of Service of a Participant who had not served on the Board for at least five years for a reason other than death or disability, to the extent the right to exercise the Option had accrued at the date of Termination of Service, the right of the Participant to exercise the Option under the Plan shall terminate at the date of such Termination of Service, unless otherwise provided by the Committee in accordance with Section 6.2(d). Options, or any portion thereof, that had not become exercisable as of the date of such Termination of Service shall expire as of such date.

                    (A)  Disability.  Upon a Participant's Termination of
                         ----------
          Service by reason of disability prior to the date on which the Participant completes five years of service, the Participant may, within five years after the Termination of Service, exercise all or any part of his or her Options which were exercisable upon such Termination of Service. In no event, however, may any Option be exercised later than the date described in Section 6.2(b)(1). Options, or any portion thereof, that had not become exercisable as of the date of such Termination of Service shall expire as of such date.

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                    (B)  Death.  In the event of the death of a Participant
                         -----
          while serving as a director of Unisys or within the additional period of time from the date of Termination of Service and prior to the expiration of the Option as permitted in Section 6.2(e)(1)(A) or
          Section 6.2(e)(2), to the extent the right to exercise the Option accrued as of the date of such Termination of Service or thereafter and did not expire during such additional period and prior to the Participant's death, the right of the Participant's Beneficiary to exercise the Option under the Plan shall expire upon the earliest of
          (i) five years from the date of the Participant's death or (ii) five years from the date of the Participant's Termination of Service or
          (iii) the date of expiration of the Option determined pursuant to
          Section 6.2(b)(1). Options, or any portion thereof, that had not become exercisable as of the date of the Participant's death shall expire as of the date of death.

               (2)  Termination of Service with Five Years of Service.  If a
                    -------------------------------------------------
          Participant terminates service after completing five years of service as a director of Unisys,

                    (A) to the extent that the right to exercise an Option, or any portion thereof, has not accrued as of the date of Termination of Service, the Participant shall continue to vest in the Option after Termination of Service in accordance with the vesting schedule contained in the applicable Award Agreement, and

                    (B) the Participant may exercise the Option, to the extent the right to exercise has accrued as of the date of Termination of Service or thereafter in accordance with Section 6.2(e)(2)(A), within five years of the date of the Participant's Termination of Service, provided in no event may any Option be exercised later than the date described in Section 6.2(b)(1).

     6.3  Exercise Procedures.  Each Option granted under the Plan shall be
          -------------------
exercised by written notice to Unisys which must be received by the office of Unisys designated in the Award Agreement on or before the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but need not) permit payment to be made by delivery to Unisys of either (a) shares of Company Common Stock (which may include shares issued in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and shares of Company Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, shares of Company Common Stock may be issued directly to the Participant's broker or dealer upon receipt of the Purchase Price in cash from the broker or dealer.) In the event that any Company Common Stock shall be transferred to Unisys to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Company Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares transferred. The Participant may not transfer to Unisys in satisfaction of the Purchase Price (y) a number of shares which when multiplied times the Fair Market Value as of the date of exercise would result in a product greater than the Purchase Price or (z) any fractional share of Company Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of Unisys and be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Company Common Stock transferred to Unisys as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

                                       6
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     6.4  Change in Control.  In the event of a Change in Control, (1) all
          -----------------
Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, and (2) a Participant will be permitted to surrender for cancellation within sixty days after such Change in Control any Option or portion of an Option to the extent not yet exercised (or with respect to an Option or portion of an Option granted less than six months prior to the date of the Change in Control, within sixty days after the expiration of a six month period following the Date of Grant) and to receive a cash payment in an amount equal to the excess, if any, of (A) the Adjusted Fair Market Value of the Company Common Stock subject to the Option or a portion thereof surrendered, over (B) the Purchase Price. The provisions of this Section 6.4 shall not be applicable to any Options granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Company Common Stock or Company Voting Securities.

                                  ARTICLE VII
             Terms Applicable to All Awards Granted Under the Plan
             -----------------------------------------------------

     7.1  Plan Provisions Control Award Terms.  The terms of the Plan shall
          -----------------------------------
govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan should conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 7.3, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express approval of the holder.

     7.2  Award Agreement.  No person shall have any rights under any Award
          ---------------
granted under the Plan unless and until Unisys and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or other Award acknowledgment expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     7.3  Modification of Award After Grant.  No Award granted under the Plan to
          ---------------------------------
a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the date of its grant unless by express written agreement between Unisys and the Participant provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. No modifications may be made to any Awards granted to a Participant while the Participant is subject to Section 16(b) of the Exchange Act except in compliance with Rule 16b-3.

     7.4  Limitations on Transfer.  A Participant's rights and interest under
          -----------------------
the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.

     7.5  Taxes.  Unisys shall be entitled, if the Committee deems it necessary
          -----
or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by Unisys with respect to any amount payable and/or shares issuable under such Participant's Award, and Unisys may defer payment or issuance of the cash or stock upon exercise of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at the time of issuance or payment

     7.6  Surrender of Awards.  Any Award granted under the Plan may be
          -------------------
surrendered to Unisys for cancellation on such terms as the Committee and holder approve.

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     7.9  Adjustments to Reflect Capital Changes.
          --------------------------------------

               (a)  Recapitalization.  The number and kind of shares subject to
                    ----------------
          outstanding Awards, the Purchase Price or Exercise Price for such shares, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power to determine the amount of the adjustment to be made in each case.

               (b)  Sale or Reorganization.  After any reorganization, merger or
                    ----------------------
          consolidation in which Unisys is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of an Option to receive (subject to any required action by shareholders), in lieu of the number of shares of Company Common Stock receivable or exercisable pursuant to such Award, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger or consolidation if, at the time of such reorganization, merger or consolidation, such Participant had been the holder of record of a number of shares of stock equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers or consolidations of the character described above.

               (c)  Options to Purchase Stock of Acquired Companies.  After any
                    -----------------------------------------------
          reorganization, merger or consolidation in which Unisys or a Subsidiary of Unisys shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 425 of the Code, replacing old options granted under a plan of another party to the reorganization, merger or consolidation whose stock subject to the old options may no longer be issued following such merger or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares, which might otherwise become subject to any Options.

     7.7  Governing Law.  All determinations made and actions taken pursuant to
          -------------
the Plan shall be governed by the laws of the Commonwealth of Pennsylvania and construed in accordance therewith.

     7.8  No Strict Construction.  No rule of strict construction shall be
          ----------------------
implied against Unisys, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     7.9  Compliance with Rule 16b-3.  It is intended that the Plan be applied
          --------------------------
and administered in compliance with Rule 16b-3. If any provision of the Plan would be in violation of Rule 16b-3 if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Rule 16b-3, as determined by the Committee. The Board is authorized to amend the plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     7.10 Captions.  The captions (i.e., all underlined words) used in the Plan
          --------
are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     7.11 Severability.  Whenever possible, each provision in the Plan and every
          ------------
Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     7.12 Amendment and Termination.
          -------------------------

               (a)  Amendment.  The Board shall have complete power and
                    ---------
          authority to amend the Plan at any time and to add any other stock award or other incentive compensation programs to the Plan as it deems necessary or appropriate and no approval by the stockholders of Unisys or by any other person, committee or entity of any kind shall be required to make any amendment. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

               (b)  Termination.  The Board shall have the right and the power
                    -----------
          to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

                                       9